UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2012

AIRGAS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9344	56-0732648
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
259 North Radnor-Chester Road, Suite 100 Radnor, PA 19087-5283
(Address of principal executive offices)

(610) 687-5253
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 5, 2012, Airgas, Inc. (the “Company”) will hold its 2012 analyst meeting in Philadelphia, Pennsylvania. At the meeting, the Company is announcing certain financial targets for fiscal year 2016. A press release containing the financial targets is attached as Exhibit 99.1 and incorporated herein by reference.

Non-GAAP Measure:

The press release attached as Exhibit 99.1 contains a financial measure that is not defined under U.S. generally accepted accounting principles (“GAAP”). The Company presented its return on capital financial measure to help investors assess how effectively the Company uses the capital invested in its operations.

The Company’s intent is to provide non-GAAP financial information to enhance investors’ understanding of the Company’s consolidated financial statements and should be considered by the reader in conjunction with the financial statements prepared in accordance with GAAP, as non-GAAP financial information is merely a supplement to, and not a replacement for, GAAP financial information. In addition, it should be noted that the Company’s non-GAAP financial information may be different from the non-GAAP financial information provided by other companies.

Item 9.01 Financial Statements and Exhibits.

(a) None

(b) None

(c) None

(d) Exhibits.

99.1 - Press Release dated December 5, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	December 5, 2012	AIRGAS, INC.
(Registrant)

		BY:	/s/ Thomas M. Smyth
Thomas M. Smyth
Vice President & Controller
(Principal Accounting Officer)

Exhibit Index

Exhibit 99.1	Press Release dated December 5, 2012